CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


       Date of Event: September 23, 2002 (date of earliest event reported)



                               CYBERWHOLESALE, INC
                               -------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)



           0-32705                                 88-0360531
           -------                                 ----------
   (Commission File Number)           (IRS Employer Identification Number)

                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 4. Changes in Registrant's Certifying Accountant

On September 23, 2002, Cyber Wholesale, Inc ("Wholesale") ended its client-auditor relationship with Andersen, Andersen & Strong, L.C. ("Andersen") as its principal accountant engaged to audit Wholesale's financial statements. . The audit report of Andersen for the most recent fiscal year, 2001, and subsequent interim periods (the "reporting periods") have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Except as noted when there is doubt about ability to continue as a going concern.

In connection with the reporting periods, Wholesale has had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Andersen to make reference in connection with their opinion to the subject matter of the disagreement. Additionally, during the reporting period there were no reportable events, as defined in Item 304(a)(1)(iv) of Regulation S-B.

Wholesale provided Andersen a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). Wholesale requested that Andersen furnish Wholesale with a consent letter stating whether Andersen agrees with the above statements, a copy of which is filed as Exhibit 16(ii) to this Form 8-K.

On September 23, 2002, Wholesale retained Jones Simkins L.L.P., of Logan, Utah ("Jones"), to be its principal accountant, engaged to audit Wholesale's financial statements. This action was taken to replace the Utah based firm of Andersen, Andersen & Strong, L.C. ("Andersen"). Andersen and Wholesale have had no disagreements over management practices or accounting policies. The change in auditors becomes effective September 23, 2002. Wholesale's Board of Directors approved the engagement of Jones as the principal accountant.

  Prior to engaging Jones, Wholesale did not consult with Jones regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Wholesale's financial statements, or any other financial presentation, whatsoever.

Wholesale provided Jones with a copy of this report prior to filing it with the SEC. Wholesale requested that Jones furnish Wholesale with an consent letter, addressed to the SEC, stating whether Jones agrees with the above statements. A copy of that consent letter, dated September 23, 2002, is attached hereto, as
Exhibit 16(i). Also attached, as Exhibit 16(ii), is the consent to change of auditing firms, from Andersen.

ITEM 7. Financial Statements and Exhibits

The following exhibits are included as part of this report:


  Exhibit No.     Page No.    Description
--------------- ------------  ------------------------------------------------------------------------------------------

     16(i)           3        Consent letter from Jones Simkins L.L.P.

    16(ii)           4        Consent of Andersen, Andersen & Strong, L.C. to change in independent auditors.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23 day of September, 2002.

                                         Cyber Wholesale Inc.


                                         /s/ Richard Surber
                                         ------------------------------------
                                         Richard Surber, President

                              Jones Simkins L.L.P.
                                  P.O. Box 4747

                              Logan, UT 84323-0747

                               Phone: 435-752-1510

                          Certified Public Accountants


                                                                   Exhibit 16(i)

September 23, 2002

Securities and Exchange Commission
450 Fifth Street. N.W.
Washington, D.C. 20549



Re: Cyber Wholesale, Inc.
                        -



We have read the statements, that we understand Cyber Wholesale, Inc. will include under Item 4 of the form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Yours truly,

/s/ Jones Simkins L.L.P.

Jones Simkins L.L.P.

                                               ANDERSEN, ANDERSEN & STRONG. L.C.
                                                    Certified Public Accountants



                                                                  Exhibit 16(ii)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the change in Cyber Wholesale, Inc. ("Wholesale") Certifying Accountant as described in Item 4 of Wholesale's Form 8-K dated September 23, 2002, filed with the Securities and Exchange Commission. We have read the first paragraph of Item 4 and are in agreement with the statements contained therein.

/s/ Andersen, Andersen & Strong, L.C.
Andersen, Andersen & Strong, L.C.
Salt Lake City, Utah
September 23, 2002